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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  JULY 20, 2000

                     BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

        MASSACHUSETTS                    0-17089                04-2976299
(State or other jurisdiction    (Commission file number)    (IRS employer
        of incorporation)                                   identification no.)

               TEN POST OFFICE SQUARE, BOSTON, MASSACHUSETTS 02109 (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (617) 912-1900


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ITEM 5.           OTHER EVENTS.

         On July 20, 2000, Boston Private Financial Holdings, Inc. issued the press release attached to this Report as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

             (c)  Exhibits

                  99.1     Press release dated July 20, 2000





                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BOSTON PRIVATE FINANCIAL HOLDINGS, INC.



Date: July 20, 2000             By: /s/ WALTER M. PRESSEY
                                    --------------------------------------------
                                     Walter M. Pressey, Executive Vice President
                                     and Chief Financial Officer









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                                  EXHIBIT INDEX

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

EXHIBIT NO.                DESCRIPTION
-----------                -----------
   99.1         Press release dated July 20, 2000

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